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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 28, 2000

                              COMERICA INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                          1-10706                          38-1998421
          --------                          -------                          ----------
(State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification Number)
Incorporation)


                        Comerica Tower at Detroit Center
                          500 Woodward Avenue, MC 3391
                             Detroit, Michigan 48226
                         ------------------------------
               (Address of principal executive offices) (zip code)

                                 (800) 521-1190
   ---------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         Comerica Incorporated, a Delaware corporation ("Comerica"), on November 28, 2000, filed declarations on its behalf and on behalf of its wholly-owned subsidiary, Comerica Holdings Incorporated, to become financial holding companies under Section 4(1)(i) of the Bank Holding Company Act and Section
225.82 of the Federal Reserve Board's Regulation Y.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)               Financial statements of businesses acquired.

                           -        Not Applicable

(b)               Pro forma financial information.

                           -        Not Applicable

(c)               Exhibits.

                  99.1 Letter to the Federal Reserve Bank of Chicago dated November 28, 2000, stating the election of Comerica Incorporated to become a financial holding company under Section 4(1)(i) of the Bank Holding Company Act and Section 225.82 of the Board's Regulation Y.

                  99.2 Letter to Federal Reserve Bank of Chicago dated November 28, 2000 stating the election of Comerica Holdings Incorporated, wholly-owned subsidiary of Comerica Incorporated to become a financial holding company under Section 4(1)(i) of the Bank Holding Company Act and Section 225.82 of the Board's Regulation Y.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                      COMERICA INCORPORATED

                                      By: /s/ Mark W. Yonkman
                                         -----------------------------------
                                      Name:       Mark W. Yonkman
                                      Title:      First Vice President,
                                                  Assistant General Counsel
                                                  and Assistant Secretary

November 29, 2000



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                                  EXHIBIT INDEX

(c)               Exhibits.

                  99.1 Letter to the Federal Reserve Bank of Chicago dated November 28, 2000, stating the election of Comerica Incorporated to become a financial holding company under Section 4(1)(i) of the Bank Holding Company Act and Section 225.82 of the Board's Regulation Y.

                  99.2 Letter to Federal Reserve Bank of Chicago dated November 28, 2000 stating the election of Comerica Holdings Incorporated, wholly-owned subsidiary of Comerica Incorporated to become a financial holding company under Section 4(1)(i) of the Bank Holding Company Act and Section 225.82 of the Board's Regulation Y.